UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-249-3302
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 22, 2009, Wells Fargo & Company (the “Company”) issued a press release regarding its results of operations and financial condition for the quarter ended March 31, 2009, and posted on its website certain slides regarding first quarter 2009 credit performance of specific loan portfolios. The press release is included as Exhibit 99.1 to this report, and is considered to be “filed” under the Securities Exchange Act of 1934. The credit performance slides are furnished as Exhibit 99.2 to this report, and shall not be considered “filed” under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933. The Company will include complete financial statements and additional analyses for the quarter ended March 31, 2009, as part of its Form 10-Q covering that period.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release dated April 22, 2009, deemed “filed” under the Securities Exchange Act of 1934

99.2	First quarter 2009 credit performance slides, deemed “furnished” under the Securities Exchange Act of 1934

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2009	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller (Principal Accounting Officer)